UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2023

THE L.S. STARRETT COMPANY
(Exact name of registrant as specified in its charter)

Massachusetts	1-367	04-1866480
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
121 Crescent Street, Athol, Massachusetts 01331
(Address of principal executive offices) (Zip Code)

Registrant's telephone number:
978-249-3551

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2of the Securities Exchange Act of 1934 (§ 240 12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by a check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value per share	SCX	New York Stock Exchange

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of The L.S. Starrett Company (the “Company”) was held on November 8, 2023. Proxies for the Annual Meeting were solicited by the Board of Directors of the Company (the “Board”) pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended, and there was no solicitation in opposition to the Board’s solicitation. There were 6,872,127 Class A shares, with each Class A share entitling the record holder thereof to one vote per share and 555,847 Class B shares, with each Class B share entitling the record holder thereof to 10 votes per share, for a combined total of 7,427,974 Class A and Class B shares entitled to vote at the Annual Meeting. A total of 6,872,127 Class A shares and 5,558,470 Class B shares, for a combined total of 12,430,597 Class A and Class B shares were represented at the Annual Meeting in person or by proxy, after giving effect to the respective voting power of the Class A shares and Class B shares described in the previous sentence. The final votes on the proposals presented at the meeting were as follows:

Proposal No. 1 - Election of Directors

Thomas J. Riordan was elected as a director by the Class A shareholders to hold office until the 2026 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until his death, resignation, or removal, by the following vote:

Nominee	For	Withheld	Broker Non-Vote
Thomas J. Riordan	1,442,779	2,534,169	1,458,614

Christopher C. Gahagan was elected as a director by the Class A and Class B shareholders to hold office until the 2026 Annual Meeting of Stockholders and until his successor has been duly elected and qualified, or, if sooner, until his death, resignation, or removal, by the following vote:

Nominee	For	Withheld	Broker Non-Vote
Christopher C. Gahagan	4,825,058	2,530,881	1,472,094

Proposal No. 2 – Non-binding Advisory Vote on the Compensation of Named Executive Officers for Fiscal 2023

The Company’s Class A and Class B shareholders voted, on an advisory basis, to approve the compensation of named executive officers for fiscal 2023, by the following vote:

For	Against	Abstain	Broker Non-Vote
6,832,366	246,732	276,841	1,472,094

Proposal No. 3 – Non-binding Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of Named Executive Officers

The Company’s Class A and Class B shareholders voted, on an advisory basis, for three years for the frequency of future advisory votes on the compensation of named executive officers:

3 Years	2 Years	1 Year	Abstain	Broker Non-Vote
4,928,366	188,477	2,176,811	62,284	1,472,094

The Board considered the outcome of this advisory vote and determined that the Company will hold a vote on the frequency of future shareholder advisory votes on compensation of the Company’s named executive officer every three years, or until the Board determines that it is in the best interests of the Company to hold such vote with a different frequency.

Proposal No. 4 – Ratification of Selection of Independent Registered Public Accounting Firm

The Company’s Class A and Class B shareholders ratified the selection by the Audit Committee of the Board of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024, by the following vote:

For	Against	Abstain
7,617,781	972,612	237,640

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2023	THE L.S. STARRETT COMPANY

	By:	/s/ Douglas A. Starrett
Name: Douglas A. Starrett
Title: President and Chief Executive Officer